                                                                       Exhibit B

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Jeffrey C. Hammes, Stephen D. Oetgen and Dennis M. Myers, signing singly, the undersigned's true and lawful attorney-in-fact to: (i) execute for and on behalf of the undersigned, in the undersigned's capacity as a beneficial owner of shares of common stock of Integrated Circuit Systems, Inc., a Pennsylvania corporation (the "Company"), any Schedule 13D or Schedule 13G, and any amendments, supplements or exhibits thereto (including any joint filing agreement), required to be filed by the undersigned under Section 13 of the Securities Exchange Act of 1934, as amended, and the rules thereunder (the "Exchange Act") and any Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act; (ii) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Schedule 13D, Schedule 13G or Form 3, 4, or 5 and timely file such schedule or form with the United States Securities and Exchange Commission and any stock exchange or similar authority, including the NASDAQ National Market; and (iii) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in- fact's discretion

     The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

                              Page 24 of 27 Pages
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     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports or schedules under Section 13 or 16 of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

                           *     *     *     *     *

                              Page 25 of 27 Pages

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of February, 2001.

                                      BAIN CAPITAL FUND VI, L.P.

                                      By:  Bain Capital Partners VI, L.P.,
                                         its General Partner

                                      By:  Bain Capital Investors VI, Inc.,
                                         its General Partner

                                      By: /s/ Michael A. Krupka
                                          -----------------------------
                                          Name:   Michael A. Krupka
                                          Title:  Managing Director


                                      BAIN CAPITAL PARTNERS VI, L.P.

                                      By:  Bain Capital Investors VI, Inc.,
                                          its General Partner

                                      By: /s/ Michael A. Krupka
                                          -----------------------------
                                          Name:   Michael A. Krupka
                                          Title:  Managing Director


                                      BAIN CAPITAL INVESTORS VI, INC.

                                      By: /s/ Michael A. Krupka
                                          -----------------------------
                                          Name:   Michael A. Krupka
                                          Title:  Managing Director


                                      BCIP ASSOCIATES II
                                      BCIP TRUST ASSOCIATES II
                                      BCIP ASSOCIATES II-B
                                      BCIP TRUST ASSOCIATES II-B
                                      BCIP ASSOCIATES II-C

                                      By:  Bain Capital, Inc.,
                                         their Managing General Partner

                                      By: /s/ Michael A. Krupka
                                          -----------------------------
                                          Name:   Michael A. Krupka
                                          Title:  Managing Director

                              Page 26 of 27 Pages
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                                        BAIN CAPITAL, INC.

                                        By: /s/ Michael A. Krupka
                                            ----------------------------
                                            Name:   Michael A. Krupka
                                            Title:  Managing Director


                                        PEP INVESTMENTS PTY LIMITED

                                        By:  Bain Capital, Inc.,
                                           its Attorney-in-Fact

                                        By: /s/ Michael A. Krupka
                                            -----------------------------
                                            Name:   Michael A. Krupka
                                            Title:  Managing Director

                              Page 27 of 27 Pages